UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 20, 2009

RETAIL OPPORTUNITY INVESTMENTS CORP.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33749	26-0500600
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

3 Manhattanville Road, Purchase, NY	10577
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (914) 272-8067
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing of obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

          This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We have based these forward-looking statements on the current expectations and projections of Retail Opportunity Investments Corp. (formerly NRDC Acquisition Corp.) (the “Company”) about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause the Company’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” or the negative of such terms or other similar expressions. Factors that might cause or contribute to such a discrepancy include, but are not limited to, those described in the Company’s other SEC filings.

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported by the Company, on August 7, 2009, the Company entered into a Framework Agreement (the “Framework Agreement”) with NRDC Capital Management, LLC, a Delaware limited liability company (“NRDC Capital Management”), pursuant to which the Company will continue its business as a corporation that will qualify as a real estate investment trust (a “REIT”) for U.S. federal income tax purposes, commencing with its taxable year ending December 31, 2010.

On October 20, 2009, the Company consummated the transactions contemplated by the Framework Agreement (the “Framework Transactions”). Stockholders representing an aggregate of 5,325 shares of common stock that the Company issued in its initial public offering (“IPO”) elected to exercise conversion rights, while holders representing an aggregate of 41,394,675 shares the Company issued in its IPO did not exercise conversion rights, resulting in such shares remaining outstanding upon completion of the Framework Transactions. As a result, the Company had approximately $405 million released to it (after payment of deferred underwriting fees) from the trust account established in connection with the Company’s IPO to invest in its target assets and to pay expenses arising out of the Framework Transactions.

Warrant Amendment Agreement

In connection with the consummation of the Framework Transactions, on October 20, 2009, the Company entered into the Supplement and Amendment to Warrant Agreement (“Warrant Amendment Agreement”), dated as of October 20, 2009, with Continental Stock Transfer & Trust Company, which amends the Warrant Agreement, dated as of October 17, 2007, between the Company and Continental Stock Transfer & Trust Company. The Warrant Amendment Agreement (i) increases the exercise price of the warrants issued by the Company (the “Warrants”) to $12.00 per share, (ii) extends the expiration date of the Warrants from October 17, 2011 to October 23, 2014, (iii) limits a warrantholder’s ability to exercise Warrants to ensure that such holder’s Beneficial Ownership or Constructive Ownership, each as defined in the Company’s Second Amended and Restated Certificate of Incorporation, as amended, does not exceed the restrictions contained in the Company’s Second Amended and Restated Certificate of Incorporation, as amended, limiting the ownership of shares of the Company’s common stock, (iv) increases the price at which the Company’s common stock must trade before the Company is able to redeem the Warrants it issued in its IPO from $14.25 to $18.75 and (v) increases the price at which the Company’s common stock must trade before the Company is able to redeem the Warrants it issued to NRDC Capital Management prior to its IPO from $14.25 to (x) $22.00, as long as the Warrants are held by NRDC Capital Management or its members, members of its members’ immediate families or their controlled affiliates, or (y) $18.75.

A copy of the Warrant Amendment Agreement is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The foregoing description of the Warrant Amendment Agreement is qualified in its entirety by reference to the full text of the Warrant Amendment Agreement.

Placement Warrant Purchase Amendment

On October 20, 2009, the Company and NRDC Capital Management entered into an Amendment to Placement Warrant Purchase Agreement (the “Placement Warrant Purchase Amendment”), dated as of October 20, 2009, which amends the Placement Warrant Purchase Agreement, dated as of October 2, 2007, between the Company and NRDC Capital Management. The Placement Warrant Purchase Amendment amends the definition of “Business Combination” to, among other things, include the consummation of the Framework Transactions.

A copy of the Placement Warrant Purchase Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Placement Warrant Purchase Amendment is qualified in its entirety by reference to the full text of the Placement Warrant Purchase Amendment.

Transitional Shared Facilities and Services Agreement

In connection with the consummation of the Framework Transactions, on October 20, 2009, the Company entered into a Transitional Shared Facilities and Services Agreement (the “Transitional Shared Facilities and Services Agreement”) with NRDC Real Estate Advisors, LLC (“NRDC Real Estate Advisors”). Pursuant to the Transitional Shared Facilities and Services Agreement, NRDC Real Estate Advisors will provide the Company with access to, among other things, NRDC Real Estate Advisors’ information technology, office space, personnel and other resources necessary to enable the Company to perform its business, including access to NRDC Real Estate Advisors’ real estate teams, which will work with the Company to source, structure, execute and manage properties for a transitional period. The Transitional Shared Facilities and Services Agreement is also intended to provide the Company assistance with corporate operations, legal and compliance functions and governance. The Company will pay NRDC Real Estate Advisors a monthly fee of $7,500. The Transitional Shared Facilities and Services Agreement has an initial one-year term, which is renewable by the Company for an additional one-year term.

A copy of the Transitional Shared Facilities and Services Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference. The foregoing description of the Transitional Shared Facilities and Services Agreement is qualified in its entirety by reference to the full text of the Transitional Shared Facilities and Services Agreement.

Employment Agreements

On October 20, 2009, the Company entered into separate employment agreements (the “Employment Agreements”) with Stuart A. Tanz, John B. Roche and Richard A. Baker. Immediately following the consummation of the Framework Transactions, Mr. Tanz became the Company’s Chief Executive Officer, Mr. Roche became the Company’s Chief Financial Officer and Mr. Baker became the Company’s Executive Chairman.

Stuart A. Tanz

Mr. Tanz’s Employment Agreement provides that he will serve as the Company’s Chief Executive Officer and President for an initial term of three years, with automatic renewal for additional one-year terms unless the Company gives prior written notice of non-renewal at least six months prior to the end of the then current term. Mr. Tanz is entitled to an annual base salary of $750,000, subject to annual review and upward adjustment, and an annual bonus between 0% and 200% of his then annual base salary, as determined in the sole discretion of the Company’s board of directors and based on Mr. Tanz’s performance and the performance of the Company. In addition, Mr. Tanz is entitled to receive a payment equal to a pro rata portion of the amount of his annual salary that would have been payable for the period beginning on September 17, 2009 and ending on October 20, 2009, had he been employed by the Company during such period. Mr. Tanz’s Employment Agreement provides for grant of 100,000 shares of restricted stock and 100,000 stock options, each vesting in equal installments on the first three anniversaries of the grant date thereafter. Mr. Tanz is entitled to participate in all of the Company’s employee benefit plans and programs or other welfare benefit programs as made generally available to other senior executives. Mr. Tanz is also entitled to (i) reimbursement for reasonable business expenses; (ii) automobile allowance of $1,500 per month; and (iii) $20,000 per month living allowance for six months commencing November 1, 2009, grossed-up to cover his income taxes (Federal, state and local) incurred by him on the receipt of the living allowance payments.

Mr. Tanz’s Employment Agreement provides that if his employment is terminated (i) by the Company without Cause, (ii) by Mr. Tanz for Good Reason, (iii) upon non-renewal of the employment term by the Company, (iv) by reason of Mr. Tanz’s death or Disability, or (v) by Mr. Tanz for any or no reason within the 12 month period following a Change in Control, he will be entitled to receive a lump sum payment equal to, (A) annual salary, annual bonus and other benefits earned and accrued prior to the date of termination, (B) (x) two times annual salary and (y) two times the average of the annual bonuses awarded for the last two years immediately preceding the year of termination (if no annual bonus was awarded for the year (or two years) preceding the year of termination, a minimum bonus equal to two times 50% of Mr. Tanz’s then annual salary), and (C) car allowance for one year. In addition to the foregoing, all outstanding unvested equity-based incentives and awards will vest and become free from restrictions and be exercisable in accordance with their terms. The terms Cause, Good Reason, Disability and Change of Control are specifically defined in Mr. Tanz’s Employment Agreement. To the extent that any of the foregoing payments so made constitutes an “excess parachute payment” under certain tax laws, rules and regulations, the Company will pay to Mr. Tanz such additional cash amounts as are necessary to put him in the same after-tax position as he would have been in had such payments not given rise to any applicable excise tax, penalties or interest. Mr. Tanz is also entitled to receive reimbursement for reasonable out-of-pocket direct expenses incurred by him in connection with his participation in the Framework Transactions.

Mr. Tanz has also agreed that he will not to (i) compete with the Company (ii) solicit the Company’s employees, agents or independent contractors; or (iii) solicit or intentionally interfere with the Company’s customer or client relationships for the period commencing on the date of the agreement and ending one year following the date upon which Mr. Tanz ceases to be an employee of the Company and its affiliates. His Employment Agreement also contains customary provisions relating to confidentiality and mutual non-disparagement.

A copy of Mr. Tanz’s Employment Agreement is attached hereto as Exhibit 10.3 and is incorporated herein by reference. The foregoing description of Mr. Tanz’s Employment Agreement is qualified in its entirety by reference to the full texts of Mr. Tanz’s Employment Agreement.

John B. Roche

Mr. Roche’s Employment Agreement provides that he will serve as the Company’s Chief Financial Officer for an initial term of three years, with automatic renewal for additional one-year terms unless the Company gives prior written notice of non-renewal at least six months prior to the end of the then current term. Mr. Roche is entitled to a base salary of $500,000, subject to annual review and upward adjustment, and an annual bonus between 0% and 200% of his then annual base salary, as determined in the sole discretion of the Company’s board and based on Mr. Roche’s performance and the performance of the Company. In addition, Mr. Roche is entitled to receive a payment equal to a pro rata portion of the amount of his annual salary that would have been payable for the period beginning on September 17, 2009 and ending on October 20, 2009 had he been employed by the Company during such period. Mr. Roche’s Employment Agreement provides for the grant of 50,000 shares of restricted stock and 50,000 stock options, each vesting in equal installments on the first three anniversaries of the grant date thereof. Mr. Roche will also be entitled to participate in all of the Company’s employee benefit plans and programs on substantially the same terms and conditions as other senior executives. Mr. Roche will also be entitled to (i) reimbursement for reasonable business expenses; and (ii) an automobile allowance of $1,500 per month.

Mr. Roche’s Employment Agreement provides that if Mr. Roche’s employment is terminated by reason of his death or Disability, he will be entitled to receive a lump sum payment equal to, (i) annual salary, annual bonus and other benefits earned and accrued prior to the date of termination, (ii) (x) his annual salary and (y) an amount equal to the average of the annual bonuses awarded for the last two years immediately preceding the year of termination (if no annual bonus was awarded for the year (or two years) preceding the year of termination, a minimum bonus equal to one times 50% of Mr. Roche’s then annual salary), and (iii) car allowance for one year. In addition to the foregoing, all outstanding unvested equity-based incentives and awards will vest and become free from restrictions and be exercisable in accordance with their terms. Additionally, if Mr. Roche’s employment is terminated (i) by the Company without Cause, (ii) by Mr. Roche for Good Reason, (iii) upon non-renewal of the employment term by the Company, or (iv) by Mr. Roche for any or no reason within the 12 month period following a Change in Control, a lump sum payment equal to, (i) annual salary, annual bonus and other benefits earned and accrued prior to the date of termination, (ii) (x) two times annual salary and (y) two times the average of the annual bonuses awarded for the last two years immediately preceding the year of termination (if no annual bonus was awarded for the year (or two years) preceding the year of termination, a minimum bonus equal to two times 50% of Mr. Roche’s then annual salary), and (iii) car allowance for one year. In addition to the foregoing, all outstanding unvested equity-based incentives and awards will vest and become free from restrictions and be exercisable in accordance with their terms. The terms Cause, Good Reason, Disability and Change of Control are specifically defined in Mr. Roche’s employment agreement.

Mr. Roche has also agreed that he will not, for the period commencing on the date of the agreement and ending (i) six months following the date upon which Mr. Roche ceases to be an employee of the Company and its affiliates, compete with the Company, or (ii) one year following the date upon which Mr. Roche ceases to be an employee of the Company and its affiliates, (A) solicit the Company’s employees, agents or independent contractors, or (B) solicit or intentionally interfere with the Company’s customer or client relationships. Mr. Roche’s Employment Agreement also contains customary provisions relating to confidentiality and mutual non-disparagement.

The Company also entered into a letter agreement with Mr. Roche under which the Company agreed to (i) indemnify Mr. Roche against any and all losses, expenses, damages, liabilities, investigations, claims or proceedings for a breach or alleged breach of certain non-competition restrictions set forth in the agreements with Mr. Roche’s prior employer, and (ii) reimburse Mr. Roche for reasonable out-of-pocket direct expenses incurred in connection with his participation in the Framework Transactions.

A copy of Mr. Roche’s Employment Agreement is attached hereto as Exhibit 10.4 and is incorporated herein by reference. The foregoing description of Mr. Roche’s Employment Agreement is qualified in its entirety by reference to the full texts of Mr. Roche’s Employment Agreement.

Richard A. Baker

Mr. Baker’s Employment Agreement provides that he will serve as Executive Chairman of the Company’s board of directors. His employment with the Company is “at will.” Mr. Baker is entitled to an annual base salary of $375,000, subject to annual review and upward adjustment, and an annual bonus to be determined in the sole discretion of the Company and based on Mr. Baker’s performance and the performance of the Company. Mr. Baker’s Employment Agreement provides for the grant of 50,000 shares of restricted stock and 50,000 stock options, each vesting in equal installments on the first three anniversaries of the grant date thereof. Mr. Baker is also entitled to (i) reimbursement for reasonable business expenses and (ii) an annual travel allowance to be determined annually by the compensation committee in consultation with Mr. Baker.

Mr. Baker has agreed that he will not solicit the Company’s employees, agents or independent contractors for the period commencing on the date of the Employment Agreement and ending one year following the date upon which Mr. Baker ceases to be an employee of the Company and its affiliates. In addition, if Mr. Baker terminates his employment with the Company other than for “good reason” (generally defined under his Employment Agreement to include a (i) material reduction of Mr. Baker’s authority, duties and responsibilities, or the assignment to Mr.

Baker of duties materially inconsistent with his position, or (ii) failure to pay amounts when due to Mr. Baker under his Employment Agreement which is not cured within 30 days after written notice to the Company), then Mr. Baker agrees not to become a senior executive officer of a U.S. based, publicly-traded, necessity based, retail real estate investment trust during the period ending one year following the date upon which he ceases to be an employee of the Company and its affiliates. In addition, Mr. Baker has agreed that he will first offer any retail property located in the U.S. that he may discover to the Company prior to taking any interest in such property directly or indirectly for his own account or offering such property to any other person, or entity in which he may have a direct or indirect interest. Mr. Baker’s Employment Agreement also contains customary provisions relating to confidentiality and mutual non-disparagement.

A copy of Mr. Baker’s Employment Agreement is attached hereto as Exhibit 10.5 and is incorporated herein by reference. The foregoing description of Mr. Baker’s Employment Agreement is qualified in its entirety by reference to the full texts of Mr. Baker’s Employment Agreement.

Restricted Stock Award Agreements and Option Award Agreements

Pursuant to the Employment Agreements and the 2009 Equity Incentive Plan (as defined below and as described more fully in Item 5.02 below), on October 20, 2009, the Company entered into restricted stock award agreements (the “Restricted Stock Award Agreements”) and option award agreements (the “Option Award Agreements”) with each of Stuart A. Tanz, John B. Roche, and Richard A. Baker.

The Restricted Stock Award Agreements grant 100,000, 50,000 and 50,000 shares of restricted stock to Messrs. Tanz, Roche and Baker, respectively, vesting in equal installments on the first three anniversaries. With respect to the granted shares, other than the restrictions on transferability and other restrictions provided in the Restricted Stock Award Agreements, Messrs. Tanz, Roche and Baker each has all of the rights of the Company’s stockholders, including the right to vote the granted shares and the right to receive any cash dividends.

The Option Award Agreements grant 100,000, 50,000 and 50,000 stock options to Messrs. Tanz, Roche, and Baker, respectively, becoming exercisable in equal installments on the first three anniversaries and expiring on the tenth anniversary of the grant date. The exercise price for these granted stock options is $10.25 per share.

Copies of the Restricted Stock Award Agreements and the Option Award Agreements with Messrs. Tanz, Roche and Baker are attached hereto as Exhibits 10.6, 10.7, 10.8, 10.9, 10.10 and 10.11, respectively, and are incorporated herein by reference. The foregoing description of the Restricted Stock Award Agreements and the Option Award Agreements is qualified in its entirety by reference to the full texts of the Restricted Stock Award Agreements and the Option Award Agreements.

Corporate Opportunity Agreements

In connection with the consummation of the Framework Transactions, on October 20, 2009, the Company entered into Corporate Opportunity Agreements (the “Corporate Opportunity Agreements”) with each of Robert C. Baker and William L. Mack. Pursuant to the Corporate Opportunity Agreements, the Company renounces any right, interest or expectancy with respect to any investment or activity undertaken by Mr. Baker or Mr. Mack, as applicable, and Mr. Baker or Mr. Mack, as applicable, will not be obligated to communicate, offer or present any potential transaction, matter or opportunity to the Company, except, in each case, if the applicable transaction, matter or opportunity is offered to Mr. Baker or Mr. Mack, as applicable, solely and expressly by virtue of Mr. Baker or Mr. Mack, as applicable, being a member of the Company’s board of directors.

Copies of the Corporate Opportunity Agreements with Messrs. Baker and Mack are attached hereto as Exhibits 10.12 and 10.13, respectively, and are incorporated herein by reference. The foregoing description of the Corporate Opportunity Agreements is qualified in its entirety by reference to the full texts of the Corporate Opportunity Agreements.

Item 1.02 Termination of a Material Definitive Agreement.

On October 20, 2009, the Company entered into the Termination of Co-Investment Agreement with NRDC Capital Management. The Termination of Co-Investment Agreement terminates the Co-Investment Agreement, dated as of October 9, 2007, between the Company and NRDC Capital Management (the “Co-Investment Agreement”) and the Company’s obligation to issue, and NRDC Capital Management’s obligation to purchase, an aggregate of 2,000,000 of the Company’s units (each unit to consist of one share of common stock and one warrant) at a price of $10.00 per unit for an aggregate purchase price of $20,000,000.

A copy of the Termination of Co-Investment Agreement is attached hereto as Exhibit 10.14 and is incorporated herein by reference. The foregoing description of the Termination of Co-Investment Agreement is qualified in its entirety by reference to the full text of the Termination of Co-Investment Agreement.

Item 3.02 Unregistered Sales of Equity Securities.

On October 20, 2009, the Company granted 100,000, 50,000 and 50,000 shares of restricted stock to Messrs. Tanz, Roche and Baker, respectively, as described under Item 1.01 above. The information relating to such grants in Item 1.01 above is incorporated herein by reference. In addition, as described in Item 5.02 below, the Company anticipates that each of Melvin S. Adess, Charles J. Persico and Mark Burton will receives 25,000 shares of restricted stock in connection with his election to be a member of the Company’s board of directors.

Item 3.03 Material Modification to Rights of Security Holders.

The description of the Warrant Amendment Agreement in Item 1.01 above and the information contained in Item 5.02 below are incorporated into this Item 5.03 by reference.

Item 5.02 Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation and Appointment of Officers and Appointment of Directors

On October 20, 2009, effective upon consummation of the Framework Transactions:

•	Lee S. Neibart resigned as the Company’s President;

•	Richard A. Baker resigned as the Company’s Chief Executive Officer;

•	William L. Mack resigned as the Company’s as Chairman; and

•	Robert C. Baker resigned as the Company’s Vice-Chairman;

and the Company’s board of directors appointed the following executive officers:

•	Stuart Tanz as the Company’s President and Chief Executive Officer;

•	John Roche as the Company’s Chief Financial Officer; and

•	Richard A. Baker as the Company’s Executive Chairman.

On October 20, 2009, effective upon consummation of the Framework Transactions, the size of the Company’s board of directors was increased from nine members to thirteen members and the following individuals were elected to serve as members of the Company’s board of directors:

•

Melvin S. Adess, who has been determined to be an independent director under applicable regulatory rules and who the Company anticipates will become a member of the Company’s Audit Committee and a member of a Nominating and Corporate Governance Committee the Company expects to form;

•

Charles J. Persico, who has been determined to be an independent director under applicable regulatory rules and who the Company anticipates will become a member of a Nominating and Corporate Governance Committee the Company expects to form;

•	Mark Burton, who the Company anticipates will become a member of a Nominating and Corporate Governance Committee the Company expects to form; and

•	Stuart A. Tanz.

Information about the Company’s new executive officers is set forth in the Company’s definitive proxy statement (SEC File No. 001-33749) filed on October 5, 2009 (the “Proxy Statement”) in the sections entitled “Our Business Following the Consummation of the Framework Transactions—Our Management Team” and “Certain Relationships and Related Transactions”, which is incorporated herein by reference. The descriptions of the Corporate Opportunities Agreements contained in Item 1.01 above are incorporated into this Item 5.02 by reference.

Compensatory Arrangements with Officers and Directors

The descriptions of the Employment Agreements, the Restricted Stock Award Agreements and the Option Award Agreements contained in Item 1.01 above are incorporated into this Item 5.02 by reference.

The Company anticipates that each of Melvin S. Adess, Charles J. Persico and Mark Burton will receives 25,000 shares of restricted stock in connection with his election to be a member of the Company’s board of directors.

Equity Incentive Plan

The Company’s 2009 Equity Incentive Plan (the “Equity Incentive Plan”) was approved by the Company’s board of directors and the Company’s stockholders to be effective upon the consummation of the Framework Transactions. Information about the Company’s Equity Incentive Plan is set forth in the Proxy Statement in the section entitled “The Equity Incentive Plan Proposal”, which is incorporated herein by reference. A copy of the 2009 Equity Incentive Plan is attached hereto as Exhibit 10.15.

Item 5.03 Amendments to Article of Incorporation or Bylaws; Change in Fiscal Year.

Charter Amendments

On October 20, 2009, the Company filed a Second Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation, a Third Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation and a Fourth Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation Amendment to the Certificate of Incorporation (collectively, the “Charter Amendments”) with the Secretary of State of the State of Delaware. Among other things, the Charter Amendments:

•	eliminated certain provisions applicable only to special purpose acquisition corporations,

•	changed the Company’s name from “NRDC Acquisition Corp.” to “Retail Opportunity Investments Corp.”;

•

added provisions setting forth REIT related ownership limitations and transfer restrictions on the Company’s stock, which, among other things, (i) provide that no person may generally own, or be deemed to own more than 9.8% by value or number of shares, whichever is more restrictive, of shares of the Company’s common stock or 9.8% by value or number of shares, whichever is more restrictive, of shares of the Company’s capital stock, (ii) prohibit any person from beneficially or constructively owning shares of the Company’s stock that would result in it being “closely held” under Section 856(h) of the Internal

Revenue Code of 1986, as amended (the “Code”), or otherwise cause the Company to fail to qualify as a REIT and (iii) prohibit any person from transferring shares of the Company’s stock if such transfer would result in shares of its stock being beneficially owned by fewer than 100 persons;

•

added provisions that allow the Company’s board of directors to exempt a person from the REIT related limits on ownership of our stock unless the exemption would result in the Company being “closely held” within the meaning of Section 856(h) of the Code or otherwise would result in the Company failing to qualify as a REIT and to set forth requirements for the exemptions;

•

added provisions to provide that if any purported transfer of shares of the Company’s stock or any other event would otherwise result in any person violating the REIT related ownership limits or in the Company being “closely held” under Section 856(h) of the Code or otherwise failing to qualify as a REIT, then that number of shares that would cause such person to violate such restrictions will be automatically transferred to a trust and the intended transferee will not acquire rights in such shares or the Company, at its option, may redeem such shares;

•	increased the number of authorized shares of the Company’s capital stock from 106,005,000 to 550,000,000; and

•	eliminated the classified status of the Company’s board of directors so that all directors will be subject to re-election at each annual meeting.

The material terms of the Charter Amendments and the general effect upon the rights of holders of the Company’s common stock are described in the Proxy Statement under the sections entitled “The Initial Charter Proposal”, the “The Framework Transactions Proposal— The Framework Transactions Sub-Proposal 2” and “The Secondary Charter Proposals”, which are incorporated herein by reference. Copies of Second Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of the Company, Third Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of the Company, and Fourth Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation are attached hereto as Exhibits 3.1, 3.2, and 3.3, respectively, and are incorporated herein by reference.

Bylaws

On October 20, 2009, Company’s amended and restated bylaws became effective. The Bylaws reflect the following amendments:

•	References to “NRDC Acquisition Corp.” have been replaced with references to “Retail Opportunity Investments Corp.”;

•	The executive offices of Chairman and Vice Chairman have been removed and two new executive offices, Executive Chairman and Chief Financial Officer, have been added;

•	Provisions have been added which allow, in the absence of certain executive officers, certain other executive officers to preside at meetings of the stockholders;

•	References to the Company’s IPO have been removed;

•	Provisions related to the classified status of the Company’s board of directors have been removed and new provisions relating to the election of all directors at each annual meeting have been added;

•	A new section that provides that the board of directors has the power to adopt, amend and terminate investment guidelines of the Company has been added.

Item 5.06 Change in Shell Company Status

As a result of the Framework Transactions, the Company is no longer a shell company as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended. The material terms of the Framework Transaction are described in the Proxy Statement in the sections entitled “Framework Transactions Proposals” and “The Framework Agreement.”

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

3.1	Second Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation
3.2	Third Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation
3.3	Fourth Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation
3.4	Amended and Restated Bylaws
4.1	Supplement and Amendment to Warrant Agreement by and between NRDC Acquisition Corp. and Continental Stock Transfer & Trust Company, dated as of October 20, 2009
4.2	Specimen Unit Certificate
4.3	Specimen Warrant Certificate
4.4	Specimen Common Stock Certificate
10.1	Amendment to Placement Warrant Purchase Agreement by and between NRDC Acquisition Corp. and NRDC Capital Management, LLC, dated as of October 20, 2009
10.2	Transitional Shared Facilities and Services Agreement by and between NRDC Acquisition Corp. and NRDC Real Estate Advisors, LLC, dated as of October 20, 2009
10.3	Employment Agreement by and between NRDC Acquisition Corp. and Stuart Tanz, dated as of October 20, 2009
10.4	Employment Agreement by and between NRDC Acquisition Corp. and John Roche, dated as of October 20, 2009
10.5	Employment Agreement by and between NRDC Acquisition Corp. and Richard A. Baker, dated as of October 20, 2009
10.6	Restricted Stock Award Agreement by and between Retail Opportunity Investments Corp. and Stuart Tanz, dated as of October 20, 2009
10.7	Restricted Stock Award Agreement by and between Retail Opportunity Investments Corp. and John Roche, dated as of October 20, 2009
10.8	Restricted Stock Award Agreement by and between Retail Opportunity Investments Corp. and Richard A. Baker, dated as of October 20, 2009
10.9	Option Award Agreement by and between Retail Opportunity Investments Corp. and Stuart Tanz, dated as of October 20, 2009
10.10	Option Award Agreement by and between Retail Opportunity Investments Corp. and John Roche, dated as of October 20, 2009
10.11	Option Award Agreement by and between Retail Opportunity Investments Corp. and Richard A. Baker, dated as of October 20, 2009
10.12	Corporate Opportunity Agreement by and between NRDC Acquisition Corp. and Robert C. Baker, dated as of October 20, 2009
10.13	Corporate Opportunity Agreement by and between NRDC Acquisition Corp. and William L. Mack, dated as of October 20, 2009
10.14	Termination of Co-investment Agreement by and between NRDC Acquisition Corp. and NRDC Capital Management, LLC, dated as of October 20, 2009
10.15	2009 Equity Incentive Plan
10.16	Form of Restricted Stock Award Agreement under 2009 Equity Incentive Plan

10.17	Form of Option Award Agreement under 2009 Equity Incentive Plan

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Retail Opportunity Investments Corp.

Dated: October 26, 2009	By:	/s/ John B. Roche

John B. Roche
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Second Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation
3.2	Third Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation
3.3	Fourth Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation
3.4	Amended and Restated Bylaws
4.1	Supplement and Amendment to Warrant Agreement by and between NRDC Acquisition Corp. and Continental Stock Transfer & Trust Company, dated as of October 20, 2009
4.2	Specimen Unit Certificate
4.3	Specimen Warrant Certificate
4.4	Specimen Common Stock Certificate
10.1	Amendment to Placement Warrant Purchase Agreement by and between NRDC Acquisition Corp. and NRDC Capital Management, LLC, dated as of October 20, 2009
10.2	Transitional Shared Facilities and Services Agreement by and between NRDC Acquisition Corp. and NRDC Real Estate Advisors, LLC, dated as of October 20, 2009
10.3	Employment Agreement by and between NRDC Acquisition Corp. and Stuart Tanz, dated as of October 20, 2009
10.4	Employment Agreement by and between NRDC Acquisition Corp. and John Roche, dated as of October 20, 2009
10.5	Employment Agreement by and between NRDC Acquisition Corp. and Richard A. Baker, dated as of October 20, 2009
10.6	Restricted Stock Award Agreement by and between Retail Opportunity Investments Corp. and Stuart Tanz, dated as of October 20, 2009
10.7	Restricted Stock Award Agreement by and between Retail Opportunity Investments Corp. and John Roche, dated as of October 20, 2009
10.8	Restricted Stock Award Agreement by and between Retail Opportunity Investments Corp. and Richard A. Baker, dated as of October 20, 2009
10.9	Option Award Agreement by and between Retail Opportunity Investments Corp. and Stuart Tanz, dated as of October 20, 2009
10.10	Option Award Agreement by and between Retail Opportunity Investments Corp. and John Roche, dated as of October 20, 2009
10.11	Option Award Agreement by and between Retail Opportunity Investments Corp. and Richard A. Baker, dated as of October 20, 2009
10.12	Corporate Opportunity Agreement by and between NRDC Acquisition Corp. and Robert C. Baker, dated as of October 20, 2009
10.13	Corporate Opportunity Agreement by and between NRDC Acquisition Corp. and William L. Mack, dated as of October 20, 2009
10.14	Termination of Co-investment Agreement by and between NRDC Acquisition Corp. and NRDC Capital Management, LLC, dated as of October 20, 2009
10.15	2009 Equity Incentive Plan
10.16	Form of Restricted Stock Award Agreement under 2009 Equity Incentive Plan
10.17	Form of Option Award Agreement under 2009 Equity Incentive Plan